FEDERATED BOND FUND

(A PORTFOLIO OF INVESTMENT SERIES FUNDS, INC.)
Class A Shares
-------------------------------------------------------------------------------
Supplement to Prospectus dated February 28, 1997


Effective August 1, 1997, the program allowing an exemption from the front-end sales charge for purchases of Class A Shares of the Fund with proceeds from redemptions of unaffiliated investment companies (the "NAV Exchange Program") will be discontinued. Please delete all references to the NAV Exchange Program where they appear in the Fund's prospectus. Of course, other exemptions from the sales charge may apply. See the section entitled "Reducing or Eliminating the Sales Charge."


                                                                   July 30, 1997

[GRAPHIC OMITTED]

        Cusip 461444507
        G01640-03 (7/97)
[GRAPHIC OMITTED]